                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                FORM 8-K/A NO. 1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                         DATE OF REPORT: OCTOBER 1, 1997

                                   ----------

                            OAK HILL FINANCIAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   ----------


    Ohio                             0-26876                  31-1010517
---------------               ---------------------      ----------------------
(STATE OR OTHER               (COMMISSION FILE NO.)      (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                                   ----------

                              14621 State Route 93
                               Jackson, Ohio 44640
                                 (614) 286-3283
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                   ----------

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                   ----------

ITEM 2.  ACQUISITIONS OR DISPOSITIONS OF ASSETS

         On April 28, 1997, Oak Hill Banks, a banking corporation chartered under the laws of Ohio ("Oak Hill Banks"), and Unity Savings Bank, a savings bank chartered under the laws of Ohio ("Unity"), entered into an Agreement and Plan of Merger, dated as of April 28, 1997 and a Supplemental Agreement thereto (collectively the "Merger Agreement"), whereby Unity would be merged with and into Oak Hill Banks (the "Merger"). Oak Hill Banks is a wholly owned subsidiary of Oak Hill Financial, Inc., an Ohio corporation ("Oak Hill Financial").

         The Merger was consummated on October 1, 1997. Pursuant to the terms of the Merger Agreement, each shareholder of Unity received 6.903 shares of Oak Hill Financial Common Stock in exchange for each Unity share. The total consideration paid by Oak Hill Financial was approximately $12.7 million based upon the issuance of 643,704 shares at $19.50 per share, the closing price of the Oak Hill Financial Common Stock on October 1, 1997.

         Oak Hill Financial filed with the Securities and Exchange Commission a Registration Statement on Form S-4, which was declared effective on July 23, 1997, to register the shares distributed to Unity's shareholders.

         The transaction was accomplished through arms-length negotiations between Oak Hill Financial and Unity's management. There was no material relationship between Unity's shareholders and Oak Hill Financial or its affiliates, officers, and directors prior to this transaction.

         Oak Hill Financial's press release issued on October 2, 1997 regarding the consummation of the Merger is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         The financial statements of Unity, as audited by its independent auditors, were previously filed in a Registration Statement on Form S-4, originally filed with the Securities and Exchange Commission on June 30, 1997, and declared effective on July 23, 1997, and are deemed to be a part of this Amendment No. 1.

         (B)      PRO FORMA FINANCIAL INFORMATION.

         The following are the pro forma financial statements of Oak Hill Financial and Unity for the periods provided for therein:

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
                            OAK HILL FINANCIAL, INC.
              PRO FORMA UNAUDITED CONDENSED COMBINED CONSOLIDATED
                        STATEMENT OF FINANCIAL CONDITION

                                                                            September 30, 1997
                                                                    (In thousands, except share data)

                                                        OAK HILL       UNITY                 PRO-FORMA   PRO-FORMA
                                                       FINANCIAL,     SAVINGS               ADJUSTMENTS  COMBINED
                                                          INC.          BANK      COMBINED    DR (CR)    TOTAL (1)
ASSETS
Cash and cash equivalents                               $ 12,111      $ 1,197     $ 13,308     $  --     $ 13,308
Investment securities designated as available for
   sale- at market                                        45,009       10,921       55,930        --       55,930
Loans receivable - net                                   221,904       48,083      269,987        --      269,987
Other assets                                               7,881        2,903       10,784        --       10,784
                                                        --------      -------     --------     -----     --------
         Total assets                                   $286,905      $63,104     $350,009     $  --     $350,009
                                                        ========      =======     ========     =====     ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits                                                $241,629      $46,696     $288,325     $  --     $288,325
Borrowings                                                18,879        7,985       26,864        --       26,864
Other liabilities                                          1,138        1,061        2,199        --        2,199
                                                        --------      -------     --------     -----     --------
         Total liabilities                               261,646       55,742      317,388        --      317,388

Stockholders' Equity
Common stock, $.50 stated value; authorized                1,442           93        1,535        93        1,764
5,000,000 shares, 3,677,325 assumed outstanding(2)                                              (322)
Additional paid-in capital                                 4,227           --        4,227       229        3,998
Retained earnings                                         19,522        7,212       26,734        --       26,734
Treasury stock                                               (28)          --          (28)       --          (28)
Unrealized losses on securities designated as
available for sale, net of related tax effects                96           57          153        --          153
                                                        --------      -------     --------     -----     --------
         Total stockholders' equity                       25,259        7,362       32,621        --       32,621
                                                        --------      -------     --------     -----     --------
         Total liabilities and stockholders' equity     $286,905      $63,104     $350,009     $  --     $350,009
                                                        ========      =======     ========     =====     ========

Footnote explanations follow

                            OAK HILL FINANCIAL, INC.
              PRO FORMA UNAUDITED CONDENSED COMBINED CONSOLIDATED
                        STATEMENT OF FINANCIAL CONDITION

                                                                                      September 30, 1997
                                                                               (In thousands, except share data)

                                                                   OAK HILL     UNITY                 PRO-FORMA    PRO-FORMA
                                                                  FINANCIAL,   SAVINGS               ADJUSTMENTS   COMBINED
                                                                     INC.        BANK      COMBINED     DR (CR)    TOTAL (1)
Interest Income
  Loans                                                            $14,243     $3,368      $17,611      $ --        $17,611
  Investment securities                                              2,052        741        2,793        --          2,793
  Interest-bearings deposits and other                                 334         36          370        --            370
                                                                   -------     ------      -------      ----        -------
         Total interest income                                      16,629      4,145       20,774        --         20,774

Interest expense
  Deposits                                                           7,093      1,856        8,949        --          8,949
  Borrowings                                                           764        410        1,174        --          1,174
                                                                   -------     ------      -------      ----        -------
         Total interest expenses                                     7,857      2,266       10,123        --         10,123
                                                                   -------     ------      -------      ----        -------
         Net interest income                                         8,772      1,879       10,651        --         10,651
Provision for losses on loans                                          393        404          797        --            797
                                                                   -------     ------      -------      ----        -------
         Net interest income after provision for
         losses on loans                                             8,379      1,475        9,854        --          9,854
Other income                                                           985        172        1,157        --          1,157

General, administrative and other expense
  Employee compensation and benefits                                 2,733        550        3,283        --          3,283
  Occupancy and equipment                                              771        108          879        --            879
  Federal deposit insurance premiums                                    27         31           58        --             58
  Franchise taxes                                                      249         70          319        --            319
  Other operating                                                    1,493      1,203        2,696        --          2,696
                                                                   -------     ------      -------      ----        -------
         Total general, administrative and other expense             5,273      1,962        7,235        --          7,235
                                                                   -------     ------      -------      ----        -------

         Earnings (loss) before federal income taxes (credits)       4,091       (315)       3,776        --          3,776
Federal income taxes (credits)                                       1,342        (30)       1,312        --          1,312
                                                                   -------     ------      -------      ----        -------
         NET EARNINGS (LOSS)                                       $ 2,749     $ (285)     $ 2,464      $ --        $ 2,464
                                                                   =======     ======      =======      ====        =======
         EARNINGS (LOSS) PER COMMON SHARE (4)                      $   .95     $(3.06)                  $ --
                                                                   =======     ======                   ====
         PRO FORMA EARNINGS PER COMMON SHARE (5)                                           $   .70                  $   .70
                                                                                           =======                  =======

Footnote explanations follow.

(1) The Pro Forma Condensed Combined Consolidated Statements of Financial Condition reflect that the Merger was accounted for as a pooling of interests. Accordingly, the Company and Unity's assets, liabilities and stockholders' equity are added together at the historical carrying values. Both of the companies utilize the same accounting methods and there were no intercompany transactions effected as of or for any of the periods presented.

(2) The Pro Forma Unaudited Condensed Combined Consolidated Statements of Financial Condition reflect an exchange ratio of 6.903 shares of the Company for each Unity share based on Merger Consideration which sets forth the issuance of 643,690 of the Company's common shares in exchange for all 93,250 shares of Unity's $1.00 par value common shares.

(3) The Company's historic weighted average shares outstanding totaled 2,873,500 for the nine month period ended September 30, 1997. Unity's historic weighted average shares outstanding totaled 93,250 for the nine month period ended September 30, 1997.

(4)      Pro forma earnings per common share is based on Merger Consideration of
         6.903 of the Company's shares for each outstanding Unity Share and 3,517,190 weighted average pro forma shares outstanding for the nine months ended September 30, 1997.

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
         (C)  EXHIBITS.

             Exhibit No.                         Description

                2(a) Agreement and Plan of Merger, dated as of April 28, 1997, between Oak Hill Banks and Unity Savings Bank. (Reference is made to Exhibit 2(a) to the Form 8-K, dated April 28, 1997 and filed on May 6, 1997, and incorporated herein by reference).

                2(b) Supplemental Agreement, dated as of April 28, 1997, among Oak Hill Financial, Inc., Oak Hill Banks, and Unity Savings Bank. (Reference is made to Exhibit 2(b) to the Form 8-K, dated April 28, 1997, and filed on May 6, 1997, and incorporated herein by reference).

                 99 Press release of Oak Hill Financial, Inc., issued October 2, 1997, regarding consummation of the Merger. (Reference is made to Exhibit 99 to the Form 8-K, dated October 1, 1997, and filed on October 14, 1997, and incorporated herein by reference).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     OAK HILL FINANCIAL, INC.


Date:  December 15, 1997             By:    /s/ John D. Kidd
                                         ------------------------------
                                          John D. Kidd, Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.                      Description                            Page

   2(a) Agreement and Plan of Merger, dated as of April 28, 1997, between Oak Hill Banks and Unity Savings Bank. (Reference is made to Exhibit 2(a) to the Form 8-K, dated April 28, 1997 and filed on May 6, 1997, and incorporated herein by reference).

   2(b) Supplemental Agreement, dated as of April 28, 1997, among Oak Hill Financial, Inc., Oak Hill Banks, and Unity Savings Bank. (Reference is made to Exhibit 2(b) to the Form 8-K, dated April 28, 1997, and filed on May 6, 1997, and incorporated herein by reference).

    99 Press release of Oak Hill Financial, Inc. issued October 2, 1997, regarding consummation of the Merger. (Reference is made to Exhibit 99 to the Form 8-K, dated October 1, 1997, and filed on October 14, 1997, and incorporated herein by reference).

                                       -7-